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10-K                                                                  EXHIBIT 24



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS THAT the undersigned directors and officers of McKesson Corporation, a Delaware corporation (the "Company"), do hereby constitute and appoint Ivan D. Meyerson and Kristina Veaco his or her true and lawful attorney and agent, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, under the Securities Act of 1934, as amended, an annual report on Form 10-K, and thereafter to execute and file any and all amendments to such Form, whether filed prior or subsequent to the time such Form becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


/s/ Alfred C. Eckert III                           /s/ Gerald E. Mayo
----------------------------------------           -----------------------------
Alfred C. Eckert III, Director                     Gerald E. Mayo, Director


/s/ Tully M. Friedman                              /s/ James V. Napier
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Tully M. Friedman, Director                        James V. Napier, Director


/s/ William R. Graber                              /s/ Carl E. Reichardt
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William R. Graber, Senior Vice President           Carl E. Reichardt, Director
and Chief Financial Officer


/s/ John H. Hammergren                             /s/ Alan Seelenfreund
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John H. Hammergren, President and                  Alan Seelenfreund
Chief Executive Officer and Director               Chairman of the Board


/s/ Alton F. Irby                                  /s/ Jane E. Shaw
----------------------------------------           -----------------------------
Alton F. Irby III, Director                        Jane E. Shaw, Director


/s/ M. Christine Jacobs                            /s/ R.F. Syron
----------------------------------------           -----------------------------
M. Christine Jacobs, Director                      Richard F. Syron, Director


/s/ Marie L. Knowles                               /s/ Nigel A. Rees
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Marie L. Knowles, Director                         Nigel A. Rees
                                                   Vice President and Controller

/s/ Martin M. Koffel
Martin M. Koffel, Director


Dated:  May 29, 2002